EXHIBIT 32.2

SECTION 906 CERTIFICATION

In connection with the Quarterly Report of Broadridge Financial Solutions, Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Dan Sheldon, Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(a) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Dan Sheldon
Name:	Dan Sheldon
Title:	Vice President and Chief Financial Officer

May 15, 2007